Volumetric Fund, Inc.

A Conservative Euity Fund

Summary

Prospectus

April 24, 2025

Ticker: VOLMX

No-Load Mutual Fund

VOLUMETRIC FUND, INC.

SUMMARY PROSPECTUS

April 24, 2025

Ticker: VOLMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus online at https://volumetricfund.com/prospectus2025.pdf. Other information about the Fund including the Statement of Additional Information (“SAI”) and the most recent reports to shareholders are online at www.volumetric.com. You can also get the information at no cost by calling 800-541-FUND or by sending an e-mail request to info@volumetric.com. The Fund’s prospectus and SAI, both dated April 24, 2025, are all incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVES / GOALS

Volumetric Fund’s (the “Fund”) investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee (as a % of amount redeemed on shares redeemed within 7 calendar days of initial purchase):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*	1.89%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	1.89%

*Pursuant to an investment advisory agreement (the “Agreement”) between the Fund and Volumetric Advisers, Inc. (the “Adviser”), in addition to providing investment advice, the Adviser pays most expenses of the Fund, as described under the section titled “Management of the Fund”. As compensation, the Fund pays the Adviser a fee, payable monthly, at the annual rate of: 2.00% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million;1.80% of such net assets from $25 million to $50 million; 1.50% of such net assets from $50 million to $100 million; and 1.25% of such net assets over $100 million. For the fiscal year ended December 31, 2024, the management fee was equal to 1.89% of daily average net assets.

**Other Expenses include less than 0.01% (1 basis point) of Acquired Fund Fees and Expenses (“AFFE”). AFFE are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$192	$594	$1,022	$2,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing primarily in a broadly diversified portfolio of large and mid-cap domestic stocks with annual revenues, at the time of purchase, over $3 billion. The Fund generally maintains a portfolio containing a blend of value and growth stocks. The Fund invests primarily in issuers listed on the New York Stock Exchange, (“NYSE”) and to a lesser extent, in common stocks of issuers listed on NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in exchange traded funds (“ETFs”) that track the S&P 500 Total Return Index.

The Fund utilizes the Adviser’s proprietary “Volumetric Trading System” to make investment decisions. This disciplined stock trading system is derived from “Volumetrics”, the Adviser’s proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. The Adviser determines an investment for the Fund’s portfolio by identifying those stocks for which a sudden and substantial new demand is developing. Generally, the Adviser will sell a position for the Fund when volume and range analysis indicate that there is a distinct negative reversal in its demand/supply ratio.

The Fund allocates its assets between stocks, cash, and cash equivalent positions (money market) using a proprietary asset allocation formula. Under positive market conditions, the Fund’s total cash and money market positions are typically between 3% and 15%. Under negative market conditions the Fund’s total cash and money market positions may increase up to 40%, and under extremely negative conditions to over 40%.

PRINCIPAL INVESTMENT RISKS

    The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

•Equity Securities Risk: The Fund is subject to the risk that stock prices will fall. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•Growth Stock Risk: “Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

•Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.

•Management Risk: The Fund is subject to the risk that the strategy used by the Adviser may fail to produce the intended results.

•Market and Geopolitical Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, trade barriers, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

•Mid-Cap Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

•Money Market Fund Risk: The risk that money market securities will decline in value, due to changes in interest rates. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

•Sector Concentration Risk: The Fund may focus a portion of its investments in securities of a particular sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. To the extent the Fund focuses its investments in the information technology, it may be subject to the following risk:

oIndustrial Sector Risk.  Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general.  Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

oTechnology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

•Underlying Fund Risk: Other investment companies in which the Fund invests (“Underlying Funds”), including ETFs, are subject to investment advisory and other expenses which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

•Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

PERFORMANCE

    The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for one, five and ten years, as compared to those of the broad-based S&P 500 Index and the FTSE 3-Month Treasury Bill Index.  As with all mutual funds, the Fund’s past performance, before and after taxes, does not predict how the Fund will perform in the future.  For more recent performance information, visit www.volumetric.com .

Annual Total Returns

    During the period shown in the bar chart, the highest return for a quarter was 12.72% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.00% (quarter ended March 31, 2020).

Average Annual Total Returns

(for the periods ended December 31, 2024)

	1 Year	5 Years	10 Years
Return before taxes	12.85%	7.14%	6.62%
Return after taxes on distributions	11.16	5.96%	5.26%
Return after taxes on distributions and sale of Fund shares	8.83	5.52%	5.04%
S&P 500 Index: (reflects no deductions for fees, expenses, or taxes)	25.02%	14.53%	13.10%
FTSE 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses, or taxes)	5.45%	2.54%	1.79%

    After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

    The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The FTSE 3-Month Treasury Bill Index measures the performance of short-term U.S. government debt securities and accrues income on a monthly basis. The S&P 500 Index represents the equity portion of the Fund’s portfolio, and the FTSE 3-Month Treasury Bill Index represents the cash/cash equivalent (money market) portion of the Fund’s portfolio.

INVESTMENT ADVISER

Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, New York 10965, is the Fund’s investment adviser.

PORTFOLIO MANAGERS

•Jeffrey Gibs is Chief Executive Officer (“CEO”), Treasurer (since 2022), President (since 2016), Portfolio Manager (since 2016), and Chief Compliance Officer (“CCO”) (since 2005) of the Fund. Mr. Gibs was Executive Vice President of the Fund from 2015 to 2016 and Vice President of the Fund from 1997 to 2015. Mr. Gibs had worked as a consultant to the Fund since 1989 when he was not fully employed by the Adviser. Mr. Gibs also serves as President and Chief Compliance Officer of the Adviser.

•Alex Aleman is the Vice President (since 2024) and Portfolio Manager (since 2024) of the Fund. Additionally, he is Vice President of the Adviser (since 2024). His previous employment includes JPMorgan Chase & Co., as a Private Client Banker (2022 to 2024), and Granby Capital Management, LLC, as Head Trader (2003 to 2021).

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund at the net asset value (“NAV”) per share next determined after your order is received in proper form. This may be done via mail, email, or telephone, on any business day when the New York Stock Exchange is open for trading. The Fund is not available for purchase in all states and is not available in any state where the offer or sale is prohibited. Please inquire with the Fund if it is currently available for purchase in a particular state. The Fund can be contacted by calling 800-541-3863.

All shareholder forms, documents and checks should be sent to:

Volumetric Fund Inc.,

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246

Via Overnight Delivery:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Fax: 402-963-9094

The minimum initial investment in the Fund is $500 and the minimum for each subsequent investment is $200. When making regular investments through the Fund’s automatic investment plan the minimum investment is $100. These minimums may be waived at management’s discretion.

Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places.

Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check or ACH returned to the transfer agent for insufficient funds.

If you recently purchased shares, there is a 15-day delay from the date of the purchase to when redemption proceeds will be sent out.

      If you establish an IRA account, there is an annual pass-through IRA maintenance fee of $15.00 that is charged by the IRA custodian on a per-account basis. This fee will not be paid by the Fund but may be paid by the Adviser.

TAX INFORMATION

The Fund’s distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, but not the Fund, and its related companies may pay the intermediary for sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Phone: 845-623-7637 / 800-541-FUND

Website: volumetric.com

Email: info@volumetric.com

Volumetric Fund, Inc.

87 Violet Drive,

Pearl River, New York 10965

Phone: 845-623-7637 and

800-541-FUND

Email: info@volumetric.com

Website: volumetric.com